SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D. C. 20549

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


              February 08, 2001
------------------------------------------------
Date of Report (Date of earliest event reported)


                              PEOPLES BANCORP INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                     0-16772
                             Commission File Number

              Ohio                                         31-0987416
  ---------------------------------------------          --------------
 (State or other jurisdiction of incorporation)          (I.R.S. Employer
                                                        Identification Number)

                  138 Putnam Street
                     P.O. Box 738,
                     Marietta, Ohio                             45750
  ---------------------------------------------------         ---------
       (Address of principal executive office)               (Zip Code)


               Registrant's telephone number, including area code:
                                  (740) 373-3155


                                 Not applicable
          (Former name or former address, if changed since last report)




                          Index to Exhibits on page 3




Item 1.  Changes in Control of Registrant
         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         Not applicable.

Item 3.  Bankruptcy or Receivership
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         Not applicable.

Item 5.  Other Events
         The Board of Directors of Peoples Bancorp Inc. today declared a quarterly dividend of $0.14 per share. The release is included herewith as
Exhibit 99.

Item 6.  Resignations of Registrant's Directors
         Not applicable.

Item 7.  Financial Statements and Exhibits
         (a) Non required
         (b) Non required
         (c) Exhibits

EXHIBIT NUMBER                   DESCRIPTION

99                               News Release issued February 08, 2001

Item 8.  Change in Fiscal Year
         Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S
         Not applicable.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  February 8, 2001                PEOPLES BANCORP INC.
                                       --------------------
                                       Registrant



                              By: /s/  ROBERT E. EVANS
                                       Robert E. Evans
                                       President and Chief Executive Officer



                                INDEX TO EXHIBITS

Exhibit Number         Description                              Page

99                     News Release issued 02/08/01               4